UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 10, 2025

High Wire Networks, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-53461	81-5055489
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North Lincoln Street

Batavia, Illinois 60510

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (952) 974-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HWNI	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported, on January 13, 2025, High Wire Networks, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with the purchaser party thereto (the “ELOC Purchaser”) whereby the Company had the right, but not the obligation, to sell to the ELOC Purchaser, and the ELOC Purchaser was obligated to purchase, up to an aggregate of $10 million of newly issued shares of the Company’s common stock, par value $0.00001 per share. For a full description of the Purchase Agreement, please refer to the Company’s Current Report on Form 8-K and the exhibits attached thereto as filed on January 17, 2025.

On March 10, 2025, the Company and the ELOC Purchaser entered into a Termination Agreement (the “Termination Agreement”) pursuant to which the Company and the ELOC Purchaser mutually terminated the Purchase Agreement, pursuant to Section 11.02 thereof, in the interest of minimizing dilution to the Company’s stockholders. The Company did not incur any early termination penalties in connection with the early termination of the Purchase Agreement.

Item 8.01. Other Events

On March 10, 2025, the Company issued a press release announcing the termination of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Termination Agreement, dated as of March 10, 2025, by and among the Company and the ELOC Purchaser.
99.1	Press Release, dated March 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2025

HIGH WIRE NETWORKS, INC.

By:	/s/ Mark Porter
	Name:	Mark Porter
	Title:	Chief Executive Officer

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